UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2011

Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

Alpha Defensive Growth Fund

Class I	ACDEX

Alpha Opportunistic Growth Fund

Class I	ACOPX

ANNUAL REPORT

September 30, 2011

To the shareholders of the Alpha Capital Defensive Growth Fund:

As this is our first official correspondence since the launch of our new Fund, we wanted to start by introducing ourselves and thanking you for your support of the Alpha Capital Funds.  Alpha Capital has been managing multi-manager, daily-liquid alternative investment strategies for over two years in separate account structures.

In order for a broader audience to be able to access Alpha Capital’s distinct investment strategies, we wanted an additional vehicle for investors to use.  Given that goal, we launched the Alpha Capital Defensive Growth Fund (ACDEX) on January 31, 2011 with $5 million of seed capital.  Over the course of the fiscal year we were able to increase AUM to $6.9 million through our concentrated internal marketing effort.  The investment objective of the Fund is to seek capital preservation.  The Fund looks to  produce positive absolute returns and low volatility across all market cycles by allocating capital to multiple asset classes and multiple investment strategies.

Performance

While we view any loss of capital as undesirable, we are relatively pleased with Fund performance for the fiscal year in both absolute and relative terms.  From the Fund’s inception on January 31, 2011 to September 30, 2011, the Fund returned -1.20% net of all fees, while the benchmark, the HFRI Fund of Funds Composite Index,  returned -5.40% over the same time period.  In addition, the Fund outperformed the benchmark in each of the three quarters since its launch.  Please see the table below for quarterly and annual returns:

	Inception –	Inception –	4/01/11 –	7/01/11 –
	9/30/11	3/31/11	6/30/11	9/30/11
Alpha Capital Defensive
Growth Fund (ACDEX)	-1.20%	1.50%	1.18%	-3.80%
HFRI Fund of Funds
Composite Index	-5.40%	0.73%	-1.18%	-4.96%

Performance Attribution and Portfolio Changes

There were relatively few fund changes during the fiscal year so the risk profile of the Fund remained fairly constant for the period.  Adding to performance for the year were funds whose managers invested in assets classes like short-duration high yield corporate bonds, agency and non-agency mortgage backed securities, and gold.  From a strategy perspective, fund managers who employed long/short or global macroeconomic strategies generally outperformed managers who employed directional strategies.  This was particularly true in July, August and September as real volatility returned to the capital markets for the first time all year.

Hurting performance for the period were managers who focused primarily on equities, sovereign and emerging market debt, longer maturity and cyclical high yield corporate debt and non-dollar currencies.  While the Fund has limited equity exposure by design, and the exposure that is there is hedged, this group of underlying funds still had negative performance as global equities sold off significantly in the third quarter.  Along with equities, almost all credit risk assets (high yield, sovereign debt and emerging debt) performed very poorly in the July-September period as the European debt crisis came to a tipping point.

It is worth noting that one of the best performing asset classes for the year, and certainly for the last three months of the year, was U.S. Treasuries.  At this time the Fund has very little exposure to Treasuries and we do not foresee a significant allocation for some time to come.  With nominal yields very low, and real yields negative for many parts of the Treasury curve, we feel that the risk/reward equation is terribly skewed to the downside and we would like to see signs of improvement in that relationship before allocating capital to this asset class.

Capital Markets Review

Over the past nine months, the capital markets have been extremely volatile.  We believe this stems from economic uncertainty as well as widening views of the economic landscape – the larger the disparity in views, the larger the swings in asset prices.

The first source of uncertainty was the rate of growth in developed nations.  Despite QE I, QE II and Operation Twist, the U.S. economy is still saddled with high unemployment, massive debt and a deteriorating housing market.  The Fed has continued to try essentially everything in its ever-smaller monetary toolkit to stimulate jobs and growth, but the policies do not seem to have been very effective.  The result of Fed policy has been historically low Treasury and mortgage yields.  Throughout the year, analysts and investors have ratcheted down domestic and global growth expectations.  The International Monetary Fund (IMF) estimated 2012 Gross Domestic Product (GDP) at 1.9% for the U.S. (revised down 0.8%), and just 4% for the world (revised down 0.5%).  It is important to note that while both of these growth estimates were still positive, the direction of the revisions continued to be lower, and the U.S. estimate was close enough to zero for economists and investors to become increasingly worried about a “double dip” recession.

Europe shares many of the same obstacles to growth.  Unemployment remains high across countries in the European Union, and is worse in nations such as Greece, Ireland, Portugal and Spain.  The European debt crisis continues to be unresolved more than 18 months after it began.  There is not enough space in this short letter to discuss all of the nuances of the European debt problems, but two main factors contributed to broad capital markets volatility.  The first factor was a fear that if Greece (or one of the other troubled European countries such as Portugal, Italy or Spain) defaulted on its sovereign debt, this would be the catalyst for a global financial panic similar to 2008.  The second factor has been the drag on European and world growth rates caused by any of the possible solutions to the debt crisis.  Germany, France and the European Central Bank (ECB) are so consumed with austerity measures and other restrictive policies that it is very difficult to predict whether the EU countries will grow at any significant rate.

With the countries that are typically world economic growth leaders bogged down with debt and employment issues, the focus quickly changed to emerging nations.  Nations such as China, Brazil, India, and Russia have fostered hope for economic growth over the past few years given their increasing political stability, improving balance sheets, increasingly educated population, and strong GDP growth.  Throughout the year, however, emerging nations also showed signs of slower growth, including the necessity for China to potentially engineer a “hard landing” to put the brakes on inflationary pressures.  This ultimately took a toll on the optimistic view that these countries had the ability to help the developed world grow out of its problems.

Whether at home or abroad, uncertainty has ruled the day for the first nine months of 2011 and broad market returns certainly reflect this fact.  For the broad asset classes, U.S. Treasuries and other high quality bonds produced positive returns while all equity returns were negative.  On a relative basis, U.S. equities outperformed global and emerging markets and large cap outperformed mid cap and small cap.  These results are not surprising when the developed nations of the world are all wrestling with large amounts of government debt, low levels of economic growth, high unemployment and ever increasing political intrusiveness into the capital markets arena.

Outlook

Looking forward into 2012, we believe the global capital markets will continue to exhibit bouts of volatility as the European debt crisis, and the subsequent impact on world economies, continues to play out.  As both the U.S. and Europe struggle with over-leveraged economies and under-employed citizens, we find it hard to believe that significant and sustainable economic growth can be obtained any time soon.  That being said, the diminished probability of a double dip recession in the U.S., healthy third quarter corporate earnings and the possibility of additional quantitative easing are all helping to build underlying support for asset prices.  While we understand the flight to U.S. Treasuries and U.S. dollars in times of crisis, we think capital will slowly be redeployed back into other asset classes and other parts of the world in the coming year.

Philosophically, we continue to believe that the only way to survive market volatility like that which we have seen recently is for portfolios to contain multiple asset classes and multiple investment strategies.  The Fund is constructed to give investors exposure to numerous asset classes, in addition to three or four different investment strategies, with the expectation that when some managers are performing well it can help offset others who are not.  Asset class correlations have increased markedly in recent weeks so the inclusion of different types of investment strategies becomes even more important.  Currently, the Fund contains long-only debt strategies, long-short debt and equity strategies, arbitrage strategies and global macro strategies to help diversify the return stream.  While the months of August and September were extremely challenging, and have reminded us of the market action of the fall of 2008, we remain committed to the strategy of the Fund and are pleased with performance in the face of a challenging investment landscape.

Thank you for your confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford
CIO

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds.  The Funds will bear its share of the fees and expenses of the underlying funds.  Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.  Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities.  The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds.  Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors.  The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks.  These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

Correlation is a measure of the interdependence of two random variables.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Capital Opportunistic Growth Fund:

As this is our first official correspondence since the launch of our new Fund, we wanted to start by introducing ourselves and thanking you for your support of the Alpha Capital Funds.  Alpha Capital has been managing multi-manager, daily-liquid alternative investment strategies for over two years in separate account structures.

In order for a broader audience to be able to access Alpha Capital’s distinct investment strategies, we wanted an additional vehicle for investors to use.  Given that goal, we launched the Alpha Capital Opportunistic Growth Fund (ACOPX) on January 31, 2011 with $5 million of seed capital.  The objective of the Fund is to seek long-term capital appreciation.  The Fund looks to emphasize risk-adjusted returns and lower volatility when compared to broad-based equity market indices.  The Fund closed the fiscal year with AUM of $5.8 million, as it has been a difficult time period to raise assets in a hedged equity strategy.

Performance

From the Fund’s inception on January 31, 2011 to September 30, 2011, the Fund returned -8.00% net of all fees, while the benchmark, HFRI Fund of Funds Composite Index returned -5.40% over the same time period.  Please see the table below for quarterly and annual returns:

	Inception –	Inception –	4/01/11 –	7/01/11 –
	9/30/11	3/31/11	6/30/11	9/30/11
Alpha Capital Opportunistic
Growth Fund (ACOPX)	-8.00%	1.70%	-0.49%	-9.09%
HFRI Fund of Funds
Composite Index	-5.40%	0.73%	-1.18%	-4.96%

While we are not pleased with the absolute return of the Fund, or the relative return versus the HFRI Fund of Funds Composite Index, the Fund is a hedged equity strategy and it did perform well against a pure hedged equity index and representative unhedged global equity market indices.  The table below highlights some index returns for the same January 31st - September 30th time period:

HFRI Equity Hedge Total Index	-9.08%
S&P 500® Index	-10.79%
Russell Midcap® Index	-15.10%
Russell 2000® Index	-17.55%
MSCI EAFE Index (gross)	-16.60%
MSCI Emerging Markets Index (gross)	-19.49%

While losing eight cents on a dollar is not where we want to be, we are pleased that the Fund did protect more capital when compared to the very poor returns of long-only equity indices.

Performance Attribution and Portfolio Changes

There were a number of underlying fund changes during the fiscal year and most were related to selling broad, diversified global allocation funds and replacing them with smaller and more focused single strategy funds.  Many of the diversified global allocation funds do well in times of positive directional moves in the market but do not fare as well in times of volatility and severe difference of opinion.  As evidence of this trend, the Fund contained 10 underlying funds with an average weighting of 10% each at inception and finished the fiscal year with 16 underlying funds with an average weighting of just over 6% each.

While several funds in the portfolio performed well over the entire period, the Fund does run a hedged equity strategy and broad equity markets performed very poorly over the inception to fiscal year end time period.  The largest contribution to performance came from the two short-only equity strategies.  As noted earlier in this letter, equity markets were down anywhere from 10% to 19% for the time period covered, thus short equity strategies performed very well.  In addition, our defensive asset allocation strategy performed well as allocations to U.S. Treasuries, gold and silver all generated positive returns.

Hurting performance for the period were long-only equity strategies.  While some outperformed equity markets on a relative basis, all were negative for the period.  In addition, several of our equity strategies hold relatively few securities and performed worse than more diversified strategies.  While we believe concentrated portfolios produce better returns over the long run, concentrated equity portfolios can frequently fall out of favor for short periods of time and have the potential to recover more than the broad market later.

It is worth noting that hedged equity strategies have struggled in 2011, especially in the second half of the year.  Most active equity managers are fundamental in nature and unfortunately, individual company fundamentals have been overwhelmed by external factors both in the U.S. and particularly in Europe.  The result is that it has become increasingly difficult for equity managers to add excess return, or alpha.  We think this is one reason why hedged equity returns are similar to (or perhaps slightly better than) unhedged equity returns for the year.  At some point in the future, we believe that fundamental research will regain its historical significance and quality managers will outperform broad indices.  Until then, security and asset class correlations remain very high and hedged equity returns will not be as attractive as in years past.

Capital Markets Review

Over the past nine months, global capital markets have been extremely volatile.  We believe this stems from economic uncertainty as well as widening views of the economic landscape – the larger the disparity in views, the larger the swings in asset prices.

The first source of uncertainty was the rate of growth in developed nations.  Despite QE I, QE II and Operation Twist, the U.S. economy is still saddled with high unemployment, massive debt and a deteriorating housing market.  The Fed has continued to try essentially everything in its ever-smaller monetary toolkit to stimulate jobs and growth, but the policies do not seem to have been very effective.  The result of Fed policy has been historically low Treasury and mortgage yields.  Throughout the year, analysts and investors have ratcheted down domestic and global growth expectations.  The International Monetary Fund (IMF) estimated 2012 Gross Domestic Product (GDP) at 1.9% for the U.S. (revised down 0.8%), and just 4% for the world (revised down 0.5%).  It is important to note that while both of these growth estimates were still positive, the direction of the revisions continued to be lower, and the U.S. estimate was close enough to zero for economists and investors to become increasingly worried about a “double dip” recession.

Europe shares many of the same obstacles to growth.  Unemployment remains high across countries in the European Union, and is worse in nations such as Greece, Ireland, Portugal and Spain.  The European debt crisis continues to be unresolved more than 18 months after it began.  There is not enough space in this short letter to discuss all of the nuances of the European debt problems, but two main factors contributed to broad capital markets volatility.  The first factor was a fear that if Greece (or one of the other troubled European countries such as Portugal, Italy or Spain) defaulted on its sovereign debt, this would be the catalyst for a global financial panic similar to 2008.  The second factor has been the drag on European and world growth rates caused by any of the possible solutions to the debt crisis.  Germany, France and the European Central Bank (ECB) are so consumed with austerity measures and other restrictive policies that it is very difficult to predict whether the EU countries will grow at any significant rate.

With the countries that are typically world economic growth leaders bogged down with debt and employment issues, the focus quickly changed to emerging nations.  Nations such as China, Brazil, India, and Russia have fostered hope for economic growth over the past few years given their increasing political stability, improving balance sheets, increasingly educated population, and strong GDP growth.  Throughout the year, however, emerging nations also showed signs of slower growth, including the necessity for China to potentially engineer a “hard landing” to put the brakes on inflationary pressures.  This ultimately took a toll on the optimistic view that these countries had the ability to help the developed world grow out of its problems.

Whether at home or abroad, uncertainty has ruled the day for the first nine months of 2011 and broad market returns certainly reflect this fact.  For the broad asset classes, U.S. Treasuries and other high quality bonds produced positive returns while all equity returns were negative.  On a relative basis, U.S. equities outperformed global and emerging markets and large cap outperformed mid cap and small cap.  These results are not surprising when the developed nations of the world are all wrestling with large amounts of government debt, low levels of economic growth, high unemployment and ever increasing political intrusiveness into the capital markets arena.

Outlook

Looking forward into 2012, we believe the global capital markets will continue to exhibit bouts of volatility as the European debt crisis, and the subsequent impact on world economies, continues to play out.  As both the U.S. and Europe struggle with over-leveraged economies and under-employed citizens, we find it hard to believe that significant and sustainable economic growth can be obtained any time soon.  That being said, the diminished probability of a double dip recession in the U.S., healthy third quarter corporate earnings and the possibility of additional quantitative easing are all helping to build underlying support for asset prices.  While we understand the flight to U.S. Treasuries and U.S. dollars in times of crisis, we think capital will slowly be redeployed back into other asset classes and other parts of the world in the coming year.

Philosophically, we continue to believe that the only way to survive market volatility like we have seen recently is for portfolios to contain multiple asset classes and multiple investment strategies.  The Fund is primarily constructed to give investors exposure to equities while seeking to provide downside protection.  In addition, the Fund contains smaller exposures to several other asset classes combined with three or four different investment strategies, with the expectation that when some managers are performing well it can help to offset others who are not.  Asset class correlations have increased markedly in recent weeks, so the inclusion of different types of investment strategies becomes even more important.   Currently, the Fund contains long-only equity strategies hedged with short-only equity strategies, long-short strategies, arbitrage strategies and macro strategies to help diversify the return stream.  While the months of August and September have been very challenging, and have reminded us of a much smaller version of the fall of 2008, we remain committed to the strategy of the Fund and continue to believe that any equity exposure in an investor’s portfolio should be hedged for the foreseeable future.

Thank you for your confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford
CIO

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds.  The Funds will bear its share of the fees and expenses of the underlying funds.  Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.  Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities.  The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds.  Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors.  The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks.  These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

Correlation is a measure of the interdependence of two random variables.

Alpha is a measure of performance on a risk-adjusted basis.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.

The HFRI Long/Short Equity, or Equity Hedge Index, includes fund managers who maintain positions both long and short in primarily equity and equity derivative securities.  A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.  Equity Hedge managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities - both long and short.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2011 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/11 – 9/30/11).

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund. Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2011 (Unaudited), Continued

useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/11	9/30/11	(4/1/11 - 9/30/11)
Actual
Defensive Growth Fund	$1,000.00	$ 973.40	$6.18
Opportunistic Growth Fund	$1,000.00	$ 904.60	$5.97
Hypothetical
(5% return before expenses)
Defensive Growth Fund	$1,000.00	$1,018.80	$6.33
Opportunistic Growth Fund	$1,000.00	$1,018.80	$6.33

*
Expenses are equal to each Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 183 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Alpha Defensive Growth Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Defensive Growth Fund – Class I Shares vs the HFRI Hedge Fund of
Funds Composite Index and the Barclays Capital U.S. Aggregate Bond Index

Since
Total Return:	Inception1
Alpha Defensive Growth Fund – Class I	-1.20%
HFRI Hedge Fund of Funds Composite Index	-5.40%
Barclays Capital U.S. Aggregate Bond Index	6.52%

Total Annual Fund Operating Expenses: Class I Shares – 2.58%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database. The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change. All performance prior to that is locked and is no longer subject to change.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated taxable fixed income market and includes Treasury, agency, corporate, mortgage-backed, asset-backed and commercial mortgage-backed securities.

1	The Fund commenced operations on January 31, 2011.

Alpha Opportunistic Growth Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Opportunistic Growth Fund – Class I Shares vs the HFRI Hedge Fund of
Funds Composite Index and the S&P 500® Index

Since
Total Return:	Inception1
Alpha Opportunistic Growth Fund – Class I	-8.00%
HFRI Hedge Fund of Funds Composite Index	-5.40%
S&P 500® Index	-10.79%

Total Annual Fund Operating Expenses: Class I Shares – 2.40%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database. The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change. All performance prior to that is locked and is no longer subject to change.

The S&P 500® Index is a capitalization-weighted unmanaged index of 500 widely traded stocks, created by Standard & Poor’s, and considered to represent the performance of the U.S. stock market in general.

1	The Fund commenced operations on January 31, 2011.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at September 30, 2011 (Unaudited)

Defensive Growth Fund

Opportunistic Growth Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011

Shares		Value
	ALTERNATIVE FUNDS – 21.03%
25,258	The Arbitrage Fund – Class I	$332,901
38,210	ASG Diversified Strategies Fund – Class Y	396,617
25,699	TFS Market Neutral Fund	358,239
30,251	Turner Spectrum Fund – Institutional Class*	346,370
	TOTAL ALTERNATIVE FUNDS
	(Cost $1,462,134)	1,434,127

	EQUITY FUNDS – 9.96%
53,236	Berwyn Income Fund	679,293
	TOTAL EQUITY FUNDS
	(Cost $710,012)	679,293

	EXCHANGE-TRADED FUNDS – 4.64%
2,003	SPDR Gold Trust*	316,634
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $262,801)	316,634

	FIXED INCOME FUNDS – 63.91%
54,834	DoubleLine Total Return Bond Fund – Class I	614,144
46,126	Driehaus Active Income Fund	461,721
34,346	Eaton Vance Global Macro
	Absolute Return Fund – Class I	337,962
40,561	Hotchkis and Wiley High Yield Fund – Class I	468,887
59,727	Osterweis Strategic Income Fund – Class I	673,722
47,441	Payden Emerging Markets Bond Fund	653,734
46,233	RiverNorth/DoubleLine Strategic Income Fund – Class I	489,609
52,032	Templeton Global Bond Fund – Advisor Class	658,211
	TOTAL FIXED INCOME FUNDS
	(Cost $4,550,520)	4,357,990

	MONEY MARKET FUNDS – 0.84%
57,403	Invesco STIT-Liquid Assets Portfolio –
	Institutional Class, 0.10%+	57,403
	TOTAL MONEY MARKET FUNDS
	(Cost $57,403)	57,403
	Total Investments
	(Cost $7,042,870) – 100.38%	6,845,447
	Liabilities in Excess of Other Assets – (0.38)%	(26,245)
	NET ASSETS – 100.00%	$6,819,202

*	Non-income producing security.
+	Rate shown is the 7-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011

Shares		Value
	ALTERNATIVE FUNDS – 27.55%
31,928	Grizzly Short Fund*	$515,326
137,825	PIMCO Stockplus TR Short Strategy Fund – Class I	624,346
23,213	Robeco Boston Partners Long/Short Equity Fund – Class I	453,819
	TOTAL ALTERNATIVE FUNDS
	(Cost $1,543,722)	1,593,491

	EQUITY FUNDS – 59.41%
32,589	AQR Risk Parity Fund – Class I	337,619
28,128	Aston/River Road Independent Value Fund – Class I*	283,531
20,194	Cambiar Aggressive Value Fund – Investor Class	197,097
17,830	IVA Worldwide Fund – Class I	280,458
5,915	Permanent Portfolio	269,714
27,961	PIMCO All Asset Authority Fund – Class I	281,010
25,026	RiverNorth Core Opportunity Fund	279,791
14,594	Royce Premier Fund – Institutional Class	264,729
27,488	Tocqueville Select Fund*	264,164
164,038	Wasatch Emerging Markets Small Cap Fund	354,321
26,378	The Weitz Funds – Partners III Opportunity Fund*	283,039
19,482	Yacktman Focused Fund	340,153
	TOTAL EQUITY FUNDS
	(Cost $3,866,402)	3,435,626

	EXCHANGE-TRADED FUNDS – 4.11%
15,000	iShares Gold Trust*	237,450
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $253,127)	237,450

	FIXED INCOME FUNDS – 8.31%
45,249	Stone Harbor Emerging Market Debt Fund –
	Institutional Class	480,543
	TOTAL FIXED INCOME FUNDS
	(Cost $500,000)	480,543

	MONEY MARKET FUNDS – 0.85%
49,192	Invesco STIT-Liquid Assets Portfolio –
	Institutional Class, 0.10%+	49,192
	TOTAL MONEY MARKET FUNDS (Cost $49,192)	49,192
	Total Investments
	(Cost $6,212,443) – 100.23%	5,796,302
	Liabilities in Excess of Other Assets – (0.23%)	(13,162)
	NET ASSETS – 100.00%	$5,783,140

*	Non-income producing security.
+	Rate shown is the 7-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2011

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
ASSETS
Investments, at value
(cost $7,042,870 and $6,212,443, respectively)	$6,845,447	$5,796,302
Receivables:
Fund shares issued	—	10,000
Dividends and interest	7	11
Due from Advisor (Note 4)	10,279	10,024
Prepaid expenses	8,828	8,825
Total assets	6,864,561	5,825,162

LIABILITIES
Payables:
Administration and fund accounting fees	16,479	12,894
Audit fees	14,900	14,900
Transfer agent fees and expenses	5,910	5,933
Custody fees	1,671	1,855
Legal fees	1,650	1,650
Pricing fees	145	176
Shareholder reporting	992	1,000
Chief Compliance Officer fee	3,000	3,000
Accrued other expenses	612	614
Total liabilities	45,359	42,022

NET ASSETS	$6,819,202	$5,783,140

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$6,819,202	$5,783,140
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	690,034	628,351
Net asset value, offering and
redemption price per share	$9.88	$9.20

COMPONENTS OF NET ASSETS
Paid-in capital	$6,952,580	$6,289,573
Undistributed net investment income	116,621	—
Accumulated net realized loss on investments	(52,576)	(90,292)
Net unrealized depreciation on investments	(197,423)	(416,141)
Net assets	$6,819,202	$5,783,140

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Period January 31, 2011* through September 30, 2011

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends	$164,545	$42,294
Interest	94	94
Total income	164,639	42,388
Expenses
Administration and fund
accounting fees (Note 4)	42,780	33,442
Advisory fees (Note 4)	24,969	23,893
Transfer agent fees and expenses (Note 4)	15,670	15,673
Audit fees	14,900	14,900
Registration fees	12,759	12,759
Chief Compliance Officer fee (Note 4)	8,000	8,000
Custody fees (Note 4)	4,990	5,113
Legal fees	3,100	3,099
Trustee fees	2,714	2,715
Reports to shareholders	1,000	1,000
Insurance expense	766	765
Pricing fees	344	442
Miscellaneous	1,000	1,000
Total expenses	132,992	122,801
Less: advisory fee waiver and
expense reimbursement (Note 4)	(84,974)	(76,853)
Net expenses	48,018	45,948
Net investment income/(loss)	116,621	(3,560)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(52,576)	(90,956)
Capital gain distributions from
regulated investment companies	—	664
Net change in unrealized depreciation
on investments	(197,423)	(416,141)
Net realized and unrealized
loss on investments	(249,999)	(506,433)
Net decrease in net assets
resulting from operations	$(133,378)	$(509,993)

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
	January 31, 2011*	January 31, 2011*
	through	through
	September 30, 2011	September 30, 2011
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$116,621	$(3,560)
Net realized loss on investments	(52,576)	(90,956)
Capital gain distributions from
regulated investment companies	—	664
Net change in unrealized
depreciation on investments	(197,423)	(416,141)
Net decrease in net assets
resulting from operations	(133,378)	(509,993)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	6,952,580	6,293,133
Total increase in net assets	6,819,202	5,783,140
NET ASSETS
Beginning of period	—	—
End of period	$6,819,202	$5,783,140
Includes undistributed net
investment income of	$116,621	$—

(a)  A summary of share transactions is as follows:

	Alpha Defensive		Alpha Opportunistic
	Growth Fund		Growth Fund
	January 31, 2011*		January 31, 2011*
	through		through
	September 30, 2011		September 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	710,904	$7,166,657	628,351	$6,293,133
Shares redeemed	(20,870)	(214,077)	—	—
Net increase	690,034	$6,952,580	628,351	$6,293,133

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Alpha Defensive		Alpha Opportunistic
	Growth Fund		Growth Fund
	January 31, 2011*		January 31, 2011*
	through		through
	September 30, 2011		September 30, 2011
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income/(loss)‡^	0.21		(0.01)
Net realized and unrealized loss
on investments	(0.33)		(0.79)
Total from investment operations	(0.12)		(0.80)

Net asset value, end of period	$9.88		$9.20

Total return	-1.20	%++	-8.00	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,819		$5,783
Ratio of expenses to average net assets:
Before expense reimbursement†	3.46	%+	3.34	%+
After expense reimbursement†	1.25	%+	1.25	%+
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement‡	0.82	%+	(2.19	)%+
After expense reimbursement‡	3.03	%+	(0.10	)%+
Portfolio turnover rate	30.40	%++	97.15	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
‡
Recognition of net investment income by the Funds is affected by the timing of the declaration of dividends by the underlying investment companies in which the Funds invest.  The ratio does not include net investment income of the investment companies in which the Funds invest.

†	Does not include expenses of the investment companies in which the Funds invest.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011

NOTE 1 – ORGANIZATION

The Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds, which are both diversified funds, began operations on January 31, 2011.  The investment objective of the Defensive Growth Fund is to achieve capital preservation and the investment objective of the Opportunistic Growth Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended September 30, 2011, the Opportunistic Growth Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed Net
Investment Income/(Loss)	Paid In Capital
$3,560	$(3,560)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

During the period ended September 30, 2011, the Funds did not hold any derivative instruments.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

H.
Regulated Investment Company Modernization Act:  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value.  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share (“NAV”), determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

security, size of holding, trading volume and news events.  When the Funds are unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Advisor and the Trust’s Valuation Committee.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund, or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds’ Board of Trustees.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as September 30, 2011:

Defensive Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$1,434,127	$—	$—	$1,434,127
Equity Funds	679,293	—	—	679,293
Exchange-Traded Funds	316,634	—	—	316,634
Fixed Income Funds	4,357,990	—	—	4,357,990
Short-Term Investments	57,403	—	—	57,403
Total Investments	$6,845,447	$—	$—	$6,845,447

Opportunistic Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$1,593,491	$—	$—	$1,593,491
Equity Funds	3,435,626	—	—	3,435,626
Exchange-Traded Funds	237,450	—	—	237,450
Fixed Income Funds	480,543	—	—	480,543
Short-Term Investments	49,192	—	—	49,192
Total Investments	$5,796,302	$—	$—	$5,796,302

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

Refer to the Funds’ Schedule of Investments for additional detail.  Transfers between levels are recognized at September 30, 2011, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the period ended September 30, 2011.

New Accounting Pronouncement:  On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended September 30, 2011, Alpha Capital Funds Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the period ended September 30, 2011, the Defensive Growth Fund and Opportunistic Growth Fund incurred $24,969 and $23,893 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses.  The

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended September 30, 2011, the Advisor reduced its fees in the amount of $84,974 and $76,853 for the Defensive Growth Fund and the Opportunistic Growth Fund, respectively.  No amounts were reimbursed to the Advisor.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2014	Total
Defensive Growth Fund	$84,974	$84,794
Opportunistic Growth Fund	76,853	76,853

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  Certain officers of the Funds are also employees of the Administrator.

For the period ended September 30, 2011, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Administration
and Fund Accounting	$42,780	$33,442
Transfer Agency (excludes
out-of-pocket expenses)	12,103	12,103
Custody	4,990	5,113
Chief Compliance Officer	8,000	8,000

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Growth Fund	$8,807,780	$1,769,737
Opportunistic Growth Fund	11,674,174	5,421,057

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds made no distributions during the period ended September 30, 2011.

As of September 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Cost of investments	$7,044,352	$6,224,513
Gross tax unrealized appreciation	73,052	67,841
Gross tax unrealized depreciation	(271,957)	(496,052)
Net tax unrealized depreciation	(198,905)	(428,211)
Undistributed ordinary income	116,621	—
Undistributed long-term capital gain	—	—
Total distributable earnings	116,621	—
Other accumulated gains/(losses)	(51,094)	(78,222)
Total accumulated earnings/(losses)	$(133,378)	$(506,433)

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At September 30, 2011, the Defensive Growth Fund and the Opportunistic Growth Fund deferred, on a tax basis, post-October losses of $50,681 and $78,222, respectively.

Alpha Capital Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees, Advisors Series Trust and
Shareholders of:
Alpha Defensive Growth Fund,
Alpha Opportunistic Growth Fund

We have audited the accompanying statements of assets and liabilities of the Alpha Defensive Growth Fund and Alpha Opportunistic Growth Fund (the “Funds”), each a series of Advisors Series Trust, including the schedules of investments, as of September 30, 2011, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period January 31, 2011 (commencement of operations) to September 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we been engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Defensive Growth Fund and Alpha Opportunistic Growth Fund, as of September 30, 2011, and the results of their operations, the changes in their net assets and the financial highlights for the period January 31, 2011 to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 22, 2011

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at September 30, 2011 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422).  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held
Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite	Independent Mutual	2	Trustee,
(age 61)		term since	Fund Consultant,		Advisors
615 E. Michigan Street		January	(1995 to present);		Series Trust
Milwaukee, WI 53202		2011.	Advisor Corporate		(for series
			Controller,		not affiliated
			Transamerica		with the
			Fund Management		Funds).
Company (1994 to
1995); Senior Vice
President, Mutual
Fund and Custody
Operations, Putnam
Investments (1992 to
1993; Vice President
and Controller,
Mutual Fund
Accounting, American
Capital Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 75)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series
			Chief Operating Officer		not affiliated
			of ICI Mutual Insurance		with the
			Company (until January		Funds);
			1997).		Trustee, The
Forward Funds
(35 portfolios).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 77)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series
not affiliated
with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 72)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series
not affiliated
with the
Funds).

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held
Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	2	Trustee,
(age 64)	Trustee	term since	Bancorp Fund Services,		Advisors
615 E. Michigan Street		September	LLC (May 1991		Series Trust
Milwaukee, WI 53202		2008.	to present).		(for series
not affiliated with the
Funds).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 64)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 44)	and	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	June 2003.	LLC (March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 50)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 54)	President,	term since	(February 2008 to present); General
615 E. Michigan Street	Chief	September	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compliance	2009.	1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 46)		term since	Fund Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		June 2007.	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202			(May 2005 to May 2006); Senior Counsel, Strong
Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-925-7422.

Alpha Capital Funds

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Alpha Capital Funds Management, LLC
1355 Peachtree Street, Suite 750
Atlanta, Georgia 30309

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2011
Audit Fees	$24,000
Audit-Related Fees	N/A
Tax Fees	$5,800
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2011
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*        /s/ Douglas G. Hess
Douglas G. Hess, President

Date     December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Douglas G. Hess
Douglas G. Hess, President

Date     December 2, 2011

By (Signature and Title)*        /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date     December 2, 2011

* Print the name and title of each signing officer under his or her signature.